UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

LMP Capital and Income Fund Inc.

(SCD)

Managed by	CLEARBRIDGE ADVISORS
WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	10

Schedule of investments	11

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	28

Report of independent registered public accounting firm	44

Board approval of management and subadvisory agreements	45

Additional information	51

Annual chief executive officer and chief financial officer certifications	58

Dividend reinvestment plan	59

Important tax information	61

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

LMP Capital and Income Fund Inc.	I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during the first two months of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the year. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 26.46% over the twelve-month reporting period ended December 31, 2009, its best calendar year since 2003.

Turning to the bond market, both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields

II	LMP Capital and Income Fund Inc.

moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

LMP Capital and Income Fund Inc.	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv      The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v         The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi      The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii   The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	LMP Capital and Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is total return with an emphasis on income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed-income securities depending on the investment management’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

The Fund’s investments in equity securities will include, among other securities, common stocks, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts (“REITs”)i, limited partnership interests, equity-linked debt securities and shares of other investment companies. The Fund’s investments in fixed-income securities will include, among other securities, corporate bonds, mortgage- and asset-backed securities, U.S. government obligations, investment grade and high-yield debt, including emerging market debt and high-yield sovereign debt, and loans. In addition, the Fund may use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of the Fund’s securities.

The Fund’s portfolio managers, Harry D. “Hersh” Cohen, Peter Vanderlee and Michael Clarfeld of ClearBridge Advisors, LLC (“ClearBridge”), one of the Fund’s subadvisers, oversee the Fund’s allocation between equity and fixed-income securities, as well as the Fund’s equity investments in general. They manage the equity side of the Fund with a “bottom-up” approach focused on the risk and reward of each investment opportunity. A portfolio management team at Western Asset Management Company (“Western Asset”) manages the fixed-income portion of the Fund. Their focus is on portfolio structure, including sector allocation, durationii weighting and term-structure decisions.

Q. Has there been a change in the portfolio management team responsible for the management of the Fund; and if so, what is the purpose of that change?

A. On August 5, 2009, the Fund announced that effective as of that day, Harry D. “Hersh” Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA, of ClearBridge were named lead portfolio managers of the Fund. As the lead portfolio managers, they are responsible for the day-to-day management of the Fund’s equity assets and for the allocation of the Fund’s assets between equity and fixed-income investments. The portfolio management team from Western Asset continues to be responsible for the Fund’s fixed-income investments.

LMP Capital and Income Fund Inc. 2009 Annual Report	1

Fund overview continued

ClearBridge replaced the prior portfolio management team with the current team to bring a highly experienced management team with a disciplined investment management process to the Fund. The new team collectively brings with them over sixty years of investment industry experience.

Q. What are the recent views of the new management team regarding the direction of the Fund?

A. During 2009, the Fund’s managers significantly reduced the portfolio allocation to equities that paid either no or low dividends and replaced them with securities that offered more attractive dividend profiles. In addition, the Fund’s managers emphasized investments in companies that they believe possessed sound or improving balance sheets, and strong free cash flows coupled with attractive business models. The Fund’s managers believe that these high-quality companies can be attractive candidates for long-term investment.

As the dividend yield on the equity allocation of the portfolio was being increased, significant changes were being made to the portfolio’s fixed-income allocation. The Fund started the year with a large allocation to high-yield bonds which appreciated significantly during the course of the year. Toward the end of the year, however, the allocation to fixed-income securities was reduced, and the high-yield allocation shifted toward investment grade securities. This had the effect of reducing the risk profile of the portfolio, but also reduced the investment income earned on the Fund’s fixed-income allocation. The Fund’s managers will continue to assess the fixed-income markets and may increase the allocation to this sector when they believe opportunities present themselves. Also, the combined actions that the managers undertook in both the equity and fixed-income sectors of the Fund led to higher turnover for the reporting period. The managers’ expectation is for lower portfolio turnover on a going forward basis.

The Fund also continues to use a line of credit to enhance portfolio returns; this line of credit provides the Fund with the ability to moderate its use as market conditions and opportunities change. At the end of the reporting period, the Fund was utilizing $60 million of its $125 million line of credit. Moderating the use of the Fund’s line of credit reflects both the decision to lower the portfolio’s allocation to fixed-income securities as well as the general desire to currently have a more conservative positioning. The Fund’s managers may look to increase the use of leverage when they believe it is prudent to do so.

2	LMP Capital and Income Fund Inc. 2009 Annual Report

Q. What is the Fund’s portfolio managers’ outlook regarding the Fund’s managed distribution policy during the 2010 calendar year?

A. Given the continued uncertainty in the economic environment and the dramatic declines in both dividend yields and credit spreads, Fund management was pleased to be able to announce that it would keep the 2010 distribution rate consistent with that of 2009. Fund management believes this course of action is in the best interest of the Fund and its shareholders as it maintains the distribution level at a rate that the investment management believes can be reasonably generated in the current environment. As in 2009, the Fund’s distributions in 2010 are likely to continue to rely heavily on net investment income generated by the portfolio. Short-term and long-term capital gains and returns of capital are not likely to be a significant factor in the composition of the distributions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, record job losses, a Federal Reserve Board (“Fed”)iii and U.S. Department of the Treasury thrust into the spotlight of national politics and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy that had, at least technically, emerged from the so-called “Great Recession” that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began, following the initial bursting of the housing market bubble in 2007 and the subsequent credit and liquidity crises that culminated in the collapse and/or distressed acquisitions of several major financial services companies, including the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history. The stock market suffered a series of record-breaking declines and lows before the start of the reporting period, eventually setting what many now consider to be a durable bottom and a “generational” low in early March of 2009, after the new year and the reporting period had begun.

The powerful and sustained stock market rally following the March lows generated returns for the broad S&P 500 Indexiv of over 67% from the March 9th bottom through the end of December, with the blue-chip Dow Jones Industrial Averagev rising over 63% from its twelve-year low in March and the NASDAQ Composite Indexvi gaining over 80% for the same period.

LMP Capital and Income Fund Inc. 2009 Annual Report	3

Fund overview continued

A resumption of U.S. gross domestic product (“GDP”)vii growth in the third quarter indicated that the economy had technically emerged from the Great Recession, but mixed or disappointing data for other key economic indicators, including the highest unemployment rate since 1983, and concerns about the fate of the recovery once the government’s stimulus begins to slow and the loose interest rate environment begins to tighten, left many in the market with concerns about inflation and doubts about both the future strength of the overall economic recovery and the continued viability of the present bull market.

During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Fed, the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 2.25%, respectively. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked in June 2009 at 1.42% and 3.98%, respectively, and then generally moved lower, falling to 0.67% and 3.21%, respectively, at the end of November. Yields then moved sharply higher in December given renewed concerns for future inflation. At the conclusion of the reporting period, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. With economic data often surprising on the upside as the fiscal year progressed, the spread sectors continued to rally during most of the remainder of the period. In sharp contrast to 2008 when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries in 2009. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexviii, gained 5.93% during the twelve months ended December 31, 2009.

4	LMP Capital and Income Fund Inc. 2009 Annual Report

Q. How did we respond to these changing market conditions?

A. We were cautious at the start of the reporting period, a result of the significant disruption that was taking place in the capital markets. We invested in a deliberate, disciplined and measured way and exercised caution in deploying fresh capital, only gradually increasing our exposure to equities when we believed prices were favorable.

Given the fragile state of the entire country, we chose to emphasize higher-quality stocks when we took cash off the sidelines. Our approach was conservative and excluded some of the biggest gaining stocks for the period because lower-quality stocks—many coming off levels suggesting possible bankruptcy and with cut or suspended dividends—generally enjoyed much bigger rallies compared to higher-quality stocks. Later in the year, as the rally matured, it broadened out to include more of the higher-quality companies on which we had been focused.

In the fixed-income portion of the portfolio, we made several adjustments to the Fund during the twelve-month reporting period. We increased our exposure to agency mortgages and Treasuries to move closer to the weighting in the Barclays Capital U.S. Aggregate Index. We also pared our exposure to high-yield bonds given their strong performance during the fiscal year.

During the reporting period, in the fixed-income portion of the portfolio, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s duration and yield curveix exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We also utilized credit default swaps to manage the portfolio’s investment grade bond exposure. We employed Euro-bund futures to manage our yield curve exposure in Germany and sterling LIBORx futures to manage our interest rate exposure in Great Britain.

In the equity portion of the portfolio, currency contracts were used to hedge our non-U.S. dollar security exposure and we employed several puts tied to the S&P 500 Index in an effort to help manage the portfolio’s risk profile. There were no equity derivative instruments outstanding at the end of the reporting period.

Overall, the use of these fixed-income and equity derivative instruments was a negative for performance.

Performance review

For the twelve months ended December 31, 2009, LMP Capital and Income Fund Inc. returned 29.52% based on its net asset value (“NAV”)xi and 42.02% based on its New York Stock Exchange (“NYSE”) market price per share. The

LMP Capital and Income Fund Inc. 2009 Annual Report	5

Fund overview continued

Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 5.93% and 26.46%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexii returned 51.56% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.52 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$12.44 (NAV)	29.52%
$10.35 (Market Price)	42.02%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. With respect to the equity portion of the portfolio, on an absolute basis, the Fund had positive returns in all ten equity market sectors during the reporting period, with the greatest contributions to returns coming from the Information Technology (“IT”) and Energy sectors and the smallest from the Telecommunication Services (“Telecom”) and Utilities sectors.

Relative to the S&P 500 Index, the Fund’s overall stock selection contributed to performance. In particular, stock selection in the Energy, Health Care, Consumer Discretionary, Utilities, Telecom and Industrials sectors all contributed positively to performance when compared with the S&P 500 Index. The Fund’s overweights to the Materials and Consumer Staples sectors also helped relative performance, as did its underweights to the Financials, Utilities, Health Care and Telecom sectors.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in McDermott International Inc. in the Industrials sector, Microsoft Corp. in the IT sector, Freeport-McMoRan Copper & Gold Inc. (Class B Shares) in the Materials sector, National-Oilwell Varco Inc. in the Energy sector and Invesco Ltd. in the Financials sector.

In the fixed-income portion of the portfolio, the largest contributor to relative results was our exposure to the high-yield sector. Leading contributors to performance included Health Care company HCA Inc., Metals & Mining

6	LMP Capital and Income Fund Inc. 2009 Annual Report

company Ryerson Inc. and Financials companies GMAC LLC and Glitnir Banki HF. Our overweight exposure to bank loans was also a strong contributor to performance. The Fund’s overweight exposure to investment grade corporate bonds was also rewarded. In particular, our Industrials and Financials holdings boosted the Fund’s returns. Within the investment grade bond space, Japanese Commercial Banks Resona Preferred Global Securities Cayman Ltd. and Shinsei Finance Cayman Ltd., Metals & Mining company Freeport-McMoRan Copper & Gold Inc. and Oil & Gas firm Anadarko Petroleum Corp. were strong performers. Our overweight to non-agency mortgage-backed securities (“MBS”) was another meaningful contributor to performance.

Q. What were the leading detractors from performance?

A. With respect to the equity portion of the portfolio, the Fund’s overall sector allocation detracted from relative performance, as did its stock selection in the Financials, IT and Materials sectors. Underweights to the IT and Consumer Discretionary sectors and overweights to the Energy and Industrials sectors also negatively impacted relative performance.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Crosstex Energy Inc. in the Energy sector, Assa Abloy AB, General Electric Co. and Covanta Holding Corp., all in the Industrials sector, and Wells Fargo & Co. in the Financials sector.

In the fixed-income portion of the portfolio, our underweight to agency MBS detracted from relative performance because the asset class generated strong results, aided by the government’s ongoing purchase of these securities. The Fund’s duration, which was longer than that of the Barclays Capital U.S. Aggregate Index, was also a detractor as rates rose across the yield curve. Finally, our cash position was a drag on performance given the extremely low yields available from short-term money market instruments.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

LMP Capital and Income Fund Inc. 2009 Annual Report	7

Fund overview continued

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Harry D. “Hersh” Cohen	Peter Vanderlee, CFA
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

Michael Clarfeld, CFA

Portfolio Manager
ClearBridge Advisors, LLC

Western Asset Management Company (Fixed-Income Portion)

February 16, 2010

8	LMP Capital and Income Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total investments) as of this date were: Procter & Gamble Co. (3.2%), Total SA, ADR (3.0%), Kimberly-Clark Corp. (3.0%), H.J. Heinz Co. (3.0%), Waste Management Inc. (2.7%), BP PLC, ADR (2.6%), McDonald’s Corp. (2.6%), Johnson & Johnson (2.5%), Verizon Communications Inc. (2.5%) and Travelers Cos. Inc. (2.2%). Please refer to pages 9 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2009 were: Consumer Staples (14.8%), Financials (12.2%), Energy (11.1%), Utilities (9.9%) and Consumer Discretionary (8.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interests rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i             Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii          Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii       The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv        The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

v           The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

vi        The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

vii     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii  The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix         The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

x            The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

xi         Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

LMP Capital and Income Fund Inc. 2009 Annual Report	9

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†             The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

10	LMP Capital and Income Fund Inc. 2009 Annual Report

Schedule of investments

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 69.1%
CONSUMER DISCRETIONARY — 8.2%
	Hotels, Restaurants & Leisure — 2.6%
185,000	McDonald’s Corp.	$ 11,551,400
	Media — 4.3%
11,990	Charter Communications Inc.(a)	425,645
680,000	Reed Elsevier PLC(a)	5,584,003
238,000	Thomson Corp.	7,675,500
190,000	Vivendi Universal SA(a)	5,609,120
	Total Media	19,294,268
	Specialty Retail — 1.3%
197,210	Home Depot Inc.	5,705,285
	TOTAL CONSUMER DISCRETIONARY	36,550,953
CONSUMER STAPLES — 13.7%
	Beverages — 1.6%
115,360	PepsiCo Inc.	7,013,888
	Food & Staples Retailing — 1.9%
155,850	Wal-Mart Stores Inc.	8,330,183
	Food Products — 4.0%
310,000	H.J. Heinz Co.	13,255,600
177,440	Kraft Foods Inc., Class A Shares	4,822,819
	Total Food Products	18,078,419
	Household Products — 6.2%
210,000	Kimberly-Clark Corp.	13,379,100
236,500	Procter & Gamble Co.	14,338,995
	Total Household Products	27,718,095
	TOTAL CONSUMER STAPLES	61,140,585
ENERGY — 8.0%
	Energy Equipment & Services — 0.4%
17,000	Diamond Offshore Drilling Inc.	1,673,140
	Oil, Gas & Consumable Fuels — 7.6%
200,000	BP PLC, ADR	11,594,000
442,820	Spectra Energy Corp.	9,082,238
210,000	Total SA, ADR	13,448,400
	Total Oil, Gas & Consumable Fuels	34,124,638
	TOTAL ENERGY	35,797,778
FINANCIALS — 7.7%
	Insurance — 3.9%
149,360	Chubb Corp.	7,345,525
196,160	Travelers Cos. Inc.	9,780,537
	Total Insurance	17,126,062

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 1.6%
195,300	Annaly Capital Management Inc.	$ 3,388,455
1,000,000	Chimera Investment Corp.	3,880,000
	Total Real Estate Investment Trusts (REITs)	7,268,455
	Thrifts & Mortgage Finance — 2.2%
300,000	New York Community Bancorp Inc.	4,353,000
333,000	People’s United Financial Inc.	5,561,100
	Total Thrifts & Mortgage Finance	9,914,100
	TOTAL FINANCIALS	34,308,617
HEALTH CARE — 6.5%
	Pharmaceuticals — 6.5%
220,000	Bristol-Myers Squibb Co.	5,555,000
88,000	GlaxoSmithKline PLC, ADR	3,718,000
175,000	Johnson & Johnson	11,271,750
123,670	Novartis AG, ADR	6,731,358
100,000	Pfizer Inc.	1,819,000
	TOTAL HEALTH CARE	29,095,108
INDUSTRIALS — 7.8%
	Aerospace & Defense — 1.9%
115,000	Lockheed Martin Corp.	8,665,250
	Commercial Services & Supplies — 2.7%
350,510	Waste Management Inc.	11,850,743
	Industrial Conglomerates — 2.8%
53,210	3M Co.	4,398,871
116,000	United Technologies Corp.	8,051,560
	Total Industrial Conglomerates	12,450,431
	Marine — 0.4%
54,327	Alexander & Baldwin Inc.	1,859,613
	TOTAL INDUSTRIALS	34,826,037
INFORMATION TECHNOLOGY — 3.8%
	IT Services — 2.3%
137,000	Automatic Data Processing Inc.	5,866,340
138,140	Paychex Inc.	4,232,610
	Total IT Services	10,098,950
	Semiconductors & Semiconductor Equipment — 0.9%
140,000	Microchip Technology Inc.	4,068,400
	Software — 0.6%
94,000	Microsoft Corp.	2,866,060
	TOTAL INFORMATION TECHNOLOGY	17,033,410

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2009 Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
MATERIALS — 1.6%
	Chemicals — 1.6%
163,000	E.I. du Pont de Nemours & Co.	$ 5,488,210
30,000	PPG Industries Inc.	1,756,200
	TOTAL MATERIALS	7,244,410
TELECOMMUNICATION SERVICES — 4.6%
	Diversified Telecommunication Services — 4.6%
278,000	AT&T Inc.	7,792,340
340,000	Verizon Communications Inc.	11,264,200
163,026	Windstream Corp.	1,791,656
	TOTAL TELECOMMUNICATION SERVICES	20,848,196
UTILITIES — 7.2%
	Electric Utilities — 5.4%
235,000	American Electric Power Co. Inc.	8,175,650
251,870	Duke Energy Corp.	4,334,683
76,990	Exelon Corp.	3,762,501
187,000	Progress Energy Inc.	7,668,870
	Total Electric Utilities	23,941,704
	Multi-Utilities — 1.8%
562,000	CenterPoint Energy Inc.	8,154,620
	TOTAL UTILITIES	32,096,324
	TOTAL COMMON STOCKS (Cost — $287,430,865)	308,941,418
CONVERTIBLE PREFERRED STOCKS — 5.0%
ENERGY — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
8,000	El Paso Corp., 4.990%	7,232,000
FINANCIALS — 1.7%
	Diversified Financial Services — 1.7%
150,000	CalEnergy Capital Trust III, 6.500% due 9/1/27	7,462,500
UTILITIES — 1.7%
	Electric Utilities — 1.7%
142,000	FPL Group Inc., 8.375% due 6/1/12	7,382,580
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $20,317,506)	22,077,080
PREFERRED STOCKS — 1.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
25,950	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(b)*	27,248
300	Federal National Mortgage Association (FNMA), 7.000%(b)*	405
17,650	Federal National Mortgage Association (FNMA), 8.250%(b)*	19,415
	TOTAL FINANCIALS	47,068

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
UTILITIES — 1.0%
	Electric Utilities — 1.0%
65,370	Great Plains Energy Inc., 12.000%	$ 4,314,420
	TOTAL PREFERRED STOCKS (Cost — $5,363,924)	4,361,488
FACE AMOUNT
ASSET-BACKED SECURITIES — 1.0%
FINANCIALS — 1.0%
	Home Equity — 0.9%
$ 329,564	Asset-Backed Funding Certificates, 2.406% due 1/25/34(c)	131,167
126,653	Countrywide Asset-Backed Certificates, 1.481% due 6/25/34(c)	20,946
655,868	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	442,619
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(d)(e)(f)	35
141,024	Fremont Home Loan Trust, 1.881% due 2/25/34(c)	51,679
	GSAA Home Equity Trust:
1,770,000	0.531% due 3/25/37(c)	824,037
1,790,000	0.501% due 7/25/37(c)	847,492
1,720,000	0.531% due 5/25/47(c)	931,113
261,744	GSAMP Trust, 1.381% due 11/25/34(c)	23,557
26,566	Lehman XS Trust, 0.301% due 6/25/46(c)	26,286
440,131	MASTR Specialized Loan Trust, 0.739% due 5/25/37(c)(d)	189,256
549,404	RAAC, 0.611% due 10/25/46(c)(d)	301,310
395,282	Renaissance Home Equity Loan Trust, 2.131% due 3/25/34(c)	138,948
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(d)(e)(f)	1
71,380	5.500% due 3/27/34(d)(e)(f)	0
358,773	Structured Asset Securities Corp., 0.481% due 11/25/37(c)	334,917
	Total Home Equity	4,263,363
	Student Loan — 0.1%
350,000	Nelnet Student Loan Trust, 1.762% due 4/25/24(c)	366,153
	TOTAL ASSET-BACKED SECURITIES (Cost — $6,727,703)	4,629,516
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
207,845	American Home Mortgage Investment Trust, 1.031% due 11/25/45(c)	164
1,174,229	BCAP LLC Trust, 0.421% due 10/25/36(c)	563,996
120,911	Bear Stearns ARM Trust, 5.764% due 2/25/36(c)	89,366
	Countrywide Alternative Loan Trust:
22,220	6.000% due 2/25/34	21,785
1,374,579	0.443% due 7/20/46(c)	599,067
565,883	Countrywide Home Loans, 0.651% due 7/25/36(c)(d)	427,372

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2009 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
$ 254,673	Federal Home Loan Mortgage Corp. (FHLMC), PAC, 6.000% due 4/15/34(b)(c)	$ 256,647
195,506	GSMPS Mortgage Loan Trust, 0.581% due 1/25/35(c)(d)	152,435
742,060	Harborview Mortgage Loan Trust, 1.303% due 11/19/35(c)	3,951
1,060,000	JPMorgan Mortgage Trust, 6.000% due 8/25/37	628,853
724,516	MASTR ARM Trust, 3.194% due 9/25/33(c)	601,676
1,231,035	MASTR Reperforming Loan Trust, 4.497% due 5/25/36(c)(d)	1,000,055
237,056	Merit Securities Corp., 1.731% due 9/28/32(c)(d)	193,193
	MLCC Mortgage Investors Inc.:
265,648	1.151% due 4/25/29(c)	105,523
424,112	1.111% due 5/25/29(c)	161,594
928,729	RBS Greenwich Capital, Mortgage Pass-Through Certificates, 7.000% due 4/25/35	768,221
	Structured ARM Loan Trust:
1,509,305	5.172% due 5/25/35(c)	1,077,172
782,764	5.861% due 5/25/36(c)	565,846
	Thornburg Mortgage Securities Trust:
188,266	6.196% due 7/25/37(c)	150,705
184,192	6.209% due 7/25/37(c)	147,358
662,483	Washington Mutual Inc. Pass-Through Certificates, 1.622% due 6/25/46(c)	272,777
715,477	Wells Fargo Alternative Loan Trust, 0.661% due 6/25/37(c)	354,767
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,000,802)	8,142,523
CONVERTIBLE BONDS & NOTES — 1.3%
INFORMATION TECHNOLOGY — 1.3%
	Internet Software & Services — 1.3%
6,500,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $4,928,404)	5,809,375
CORPORATE BONDS & NOTES — 5.5%
CONSUMER DISCRETIONARY — 0.4%
	Hotels, Restaurants & Leisure — 0.1%
295,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(d)	196,912
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(e)(f)	276,375
45,000	MGM MIRAGE Inc., Senior Secured Notes, 10.375% due 5/15/14(d)	49,050
	Total Hotels, Restaurants & Leisure	522,337
	Media — 0.3%
234,181	CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(d)	274,577
510,000	Comcast Corp., 5.700% due 5/15/18	537,030
20,000	News America Inc., Senior Notes, 6.650% due 11/15/37	21,195

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 0.3% continued
	Time Warner Cable Inc.:
$ 10,000	Notes, 5.850% due 5/1/17	$ 10,522
300,000	Senior Notes, 6.200% due 7/1/13	329,797
	Total Media	1,173,121
	TOTAL CONSUMER DISCRETIONARY	1,695,458
CONSUMER STAPLES — 1.1%
	Food & Staples Retailing — 1.1%
5,000,000	CVS Caremark Corp., Subordinated Bonds, 6.302% due 6/1/37(c)	4,314,800
413,136	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	416,431
	Kroger Co., Senior Notes:
110,000	5.500% due 2/1/13	117,558
100,000	6.150% due 1/15/20	107,226
	Total Food & Staples Retailing	4,956,015
	Tobacco — 0.0%
180,000	Reynolds American Inc., 6.750% due 6/15/17	186,681
	TOTAL CONSUMER STAPLES	5,142,696
ENERGY — 1.5%
	Energy Equipment & Services — 0.1%
190,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	203,762
	Oil, Gas & Consumable Fuels — 1.4%
140,000	Apache Corp., Senior Notes, 5.625% due 1/15/17	149,456
230,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	261,440
200,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	217,353
240,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	257,386
	Kerr-McGee Corp., Notes:
220,000	6.875% due 9/15/11	236,625
140,000	6.950% due 7/1/24	151,971
290,000	Kinder Morgan Energy Partners LP, Senior Notes, 6.000% due 2/1/17	304,913
5,000,000	Southern Union Co., Junior Subordinated Notes, 7.200% due 11/1/66(c)	4,300,000
240,000	Williams Cos. Inc., Senior Notes, 7.750% due 6/15/31	263,904
300,000	XTO Energy Inc., Senior Notes, 5.500% due 6/15/18	320,542
	Total Oil, Gas & Consumable Fuels	6,463,590
	TOTAL ENERGY	6,667,352
FINANCIALS — 1.8%
	Capital Markets — 0.3%
300,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	327,528
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(c)(g)	23,400
300,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	321,671
280,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	302,163

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2009 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Capital Markets — 0.3% continued
$ 290,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	$ 306,189
	Total Capital Markets	1,280,951
	Commercial Banks — 0.3%
20,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(c)(g)	13,950
260,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(c)(d)(g)	212,885
490,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(c)(d)(g)	285,739
420,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(c)	293,316
380,000	Wachovia Bank N.A., Subordinated Notes, 6.000% due 11/15/17	398,385
280,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	245,000
	Total Commercial Banks	1,449,275
	Consumer Finance — 0.3%
380,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(c)	343,900
190,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	198,229
170,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	179,963
450,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	444,698
	Total Consumer Finance	1,166,790
	Diversified Financial Services — 0.7%
330,000	Bank of America Corp., Senior Notes, 5.650% due 5/1/18	335,705
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	128,901
550,000	Citigroup Inc., Senior Notes, 6.875% due 3/5/38	550,611
	General Electric Capital Corp.:
560,000	Senior Notes, 5.625% due 5/1/18	574,804
20,000	Subordinated Debentures, 6.375% due 11/15/67(c)	17,475
	JPMorgan Chase & Co.:
1,095,000	Junior Subordinated Notes, 7.900% due 4/30/18(c)(g)	1,133,143
190,000	Subordinated Notes, 6.125% due 6/27/17	201,126
	Total Diversified Financial Services	2,941,765
	Insurance — 0.2%
550,000	American International Group Inc., Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	451,975
350,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	311,500
20,000	Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes, 6.850% due 12/16/39(d)	20,742
	Travelers Cos. Inc.:
255,000	Junior Subordinated Bonds, 6.250% due 3/15/37(c)	232,628
140,000	Junior Subordinated Debentures, 6.250% due 3/15/37(c)	127,718
	Total Insurance	1,144,563
	TOTAL FINANCIALS	7,983,344

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE — 0.1%
	Health Care Providers & Services — 0.1%
$ 170,000	UnitedHealth Group Inc., Senior Notes, 5.250% due 3/15/11	$ 176,206
	WellPoint Inc.:
30,000	Notes, 5.875% due 6/15/17	30,954
140,000	Senior Notes, 5.000% due 1/15/11	144,791
	Total Health Care Providers & Services	351,951
	Pharmaceuticals — 0.0%
200,000	Wyeth, Notes, 5.950% due 4/1/37	209,271
	TOTAL HEALTH CARE	561,222
MATERIALS — 0.2%
	Chemicals — 0.1%
200,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	218,056
	Metals & Mining — 0.0%
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	156,259
	Paper & Forest Products — 0.1%
408,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(d)	347,310
	TOTAL MATERIALS	721,625
TELECOMMUNICATION SERVICES — 0.3%
	Diversified Telecommunication Services — 0.3%
	AT&T Inc.:
140,000	Global Notes, 5.600% due 5/15/18	146,959
170,000	Senior Notes, 6.400% due 5/15/38	175,282
70,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	89,423
180,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	191,384
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	104,684
220,000	Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	242,852
	Verizon Communications Inc., Senior Notes:
200,000	5.500% due 2/15/18	209,055
200,000	6.400% due 2/15/38	209,778
	TOTAL TELECOMMUNICATION SERVICES	1,369,417
UTILITIES — 0.1%
	Electric Utilities — 0.1%
205,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	222,824
230,000	Pacific Gas & Electric Co., Senior Notes, 5.800% due 3/1/37	233,906
	TOTAL UTILITIES	456,730
	TOTAL CORPORATE BONDS & NOTES (Cost — $25,120,307)	24,597,844

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2009 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	MORTGAGE-BACKED SECURITIES — 3.3%
	FNMA — 2.8%
	Federal National Mortgage Association (FNMA):
$ 1,200,000	4.500% due 1/19/25-1/13/40(b)(h)	$ 1,213,282
5,000,000	5.000% due 1/19/25-1/13/40(b)(h)	5,148,265
300,000	4.000% due 1/13/40(b)(h)	289,688
2,900,000	5.500% due 1/13/40(b)(h)	3,035,937
2,800,000	6.000% due 1/13/40(b)(h)	2,965,813
	TOTAL FNMA	12,652,985
	GNMA — 0.5%
	Government National Mortgage Association (GNMA):
500,000	4.500% due 1/21/40(h)	500,469
1,700,000	5.000% due 1/21/40(h)	1,748,345
	TOTAL GNMA	2,248,814
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $15,088,891)	14,901,799
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.3%
	U.S. Government Agencies — 0.6%
	Federal Home Loan Bank (FHLB), Global Bonds:
1,770,000	1.625% due 7/27/11	1,787,611
100,000	5.500% due 7/15/36	102,947
	Federal National Mortgage Association (FNMA):
510,000	Notes, 1.750% due 8/10/12(b)	510,220
	Subordinated Notes:
230,000	6.250% due 2/1/11(b)	241,695
110,000	5.250% due 8/1/12(b)	117,455
	Total U.S. Government Agencies	2,759,928
	U.S. Government Obligations — 2.7%
	U.S. Treasury Bonds:
750,000	3.500% due 2/15/39	614,532
830,000	4.500% due 8/15/39	811,455
	U.S. Treasury Notes:
190,000	1.750% due 8/15/12	191,292
7,080,000	2.125% due 11/30/14	6,914,633
90,000	3.125% due 5/15/19	85,261
140,000	3.625% due 8/15/19	137,681
3,275,000	3.375% due 11/15/19	3,151,182
	Total U.S. Government Obligations	11,906,036
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $14,874,575)	14,665,964

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	19

Schedule of investments continued

December 31, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
	U.S. Treasury Bonds, Inflation Indexed:
$ 174,262	2.000% due 1/15/26	$ 175,447
986,176	2.375% due 1/15/27(i)	1,040,261
191,302	2.500% due 1/15/29	205,664
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,330,261)	1,421,372
WARRANTS
WARRANTS — 0.0%
215	Buffets Restaurant Holdings, Expires 4/28/14(a)(e)*	0
190	Charter Communications Inc., Expires 11/30/14*	949
	TOTAL WARRANTS (Cost — $380)	949
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $392,183,618)	409,549,328
FACE AMOUNT
SHORT-TERM INVESTMENTS — 8.4%
	Repurchase Agreements — 8.4%
$21,831,000	Interest in $100,000,000 joint tri-party repurchase agreement dated 12/31/09 with Deutsche Bank Securities Inc., 0.010% due 1/4/10; Proceeds at maturity — $21,831,024; (Fully collateralized by various U.S. government agency obligations, 3.600% to 4.750% due 3/12/10 to 11/10/16; Market value — $22,267,836)	21,831,000
15,775,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $15,775,009; (Fully collateralized by various U.S. government agency obligations, 0.000% to 2.625% due 1/26/10 to 4/17/14; Market value — $16,233,815)	15,775,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $37,606,000)	37,606,000
	TOTAL INVESTMENTS — 100.0% (Cost — $429,789,618#)	$447,155,328

*  Non-income producing security.

(a)  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)  On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)  Illiquid security.

(f)  The coupon payment on these securities is currently in default as of December 31, 2009.

(g)  Security has no maturity date. The date shown represents the next call date.

(h)  This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)  All or a portion of this security is held at the broker as collateral for open futures contracts.

#  Aggregate cost for federal income tax purposes is $429,706,746.

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2009 Annual Report

LMP CAPITAL AND INCOME FUND INC.

Abbreviations used in this schedule:

ADR	–	American Depositary Receipt
ARM	–	Adjustable Rate Mortgage
PAC	–	Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
7	Eurodollar Futures, Call	9/13/10	$99.25	$2,581
7	Eurodollar Futures, Put	9/13/10	98.75	5,075
	TOTAL WRITTEN OPTIONS (Premium received — $7,917)			$7,656

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	21

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $429,789,618)	$447,155,328
Foreign currency, at value (Cost — $167)	150
Cash	1,541
Receivable for securities sold	9,838,231
Dividends and interest receivable	1,814,265
Prepaid expenses	5,326
Total Assets	458,814,841
LIABILITIES:
Loan payable (Note 5)	60,000,000
Payable for securities purchased	25,183,345
Investment management fee payable	329,407
Interest payable (Note 5)	187,813
Directors’ fees payable	22,174
Written options, at value (premium received $7,917)	7,656
Payable to broker — variation margin on open futures contracts	3,028
Accrued expenses	193,280
Total Liabilities	85,926,703
TOTAL NET ASSETS	$372,888,138
NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	559,713,252
Undistributed net investment income	1,930,069
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(206,136,076)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	17,350,929
TOTAL NET ASSETS	$372,888,138
Shares Outstanding	29,964,106
Net Asset Value	$12.44

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2009 Annual Report

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$10,301,099
Dividends	7,853,846
Less: Foreign taxes withheld	(171,585)
Total Investment Income	17,983,360
EXPENSES:
Investment management fee (Note 2)	3,424,242
Interest expense (Note 5)	940,927
Commitment fees (Note 5)	357,532
Legal fees	117,149
Directors’ fees	102,499
Shareholder reports	84,448
Audit and tax	73,359
Transfer agent fees	58,919
Stock exchange listing fees	23,723
Custody fees	11,964
Insurance	9,929
Miscellaneous expenses	14,801
Total Expenses	5,219,492
NET INVESTMENT INCOME	12,763,868
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(118,091,980)
Futures contracts	1,270,374
Written options	(4,892,309)
Swap contracts	66,159
Foreign currency transactions	(405,899)
Net Realized Loss	(122,053,655)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	197,586,775
Futures contracts	(1,441,169)
Written options	73,019
Swap contracts	(69,545)
Foreign currencies	(62,200)
Change in Net Unrealized Appreciation/Depreciation	196,086,880
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	74,033,225
INCREASE IN NET ASSETS FROM OPERATIONS	$86,797,093

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	23

Statements of changes in net assets

FOR THE YEAR ENDED DECEMBER 31, 2009, THE PERIOD ENDED DECEMBER 31, 2008 AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008†	October 31, 2008
OPERATIONS:
Net investment income	$12,763,868	$3,329,527	$9,286,030
Net realized loss	(122,053,655)	(26,363,732)	(56,809,985)
Change in net unrealized appreciation/depreciation	196,086,880	(2,491,378)	(208,463,473)
Increase (Decrease) in Net Assets From Operations	86,797,093	(25,525,583)	(255,987,428)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,581,335)	(8,389,950)	(6,133,652)
Net realized gains	—	—	(90,051,127)
Decrease in Net Assets From Distributions to Shareholders	(15,581,335)	(8,389,950)	(96,184,779)
INCREASE (DECREASE) IN NET ASSETS	71,215,758	(33,915,533)	(352,172,207)
NET ASSETS:
Beginning of year	301,672,380	335,587,913	687,760,120
End of year*	$372,888,138	$301,672,380	$335,587,913
* Includes undistributed net investment income of:	$1,930,069	$4,862,950	$9,656,195

†For the period November 1, 2008 through December 31, 2008.

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2009 Annual Report

Statement of cash flows

For the Year Ended December 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$19,162,352
Operating expenses paid	(4,006,676)
Interest paid	(834,833)
Net sales and maturities of short-term investments	14,885,926
Realized gain on futures contracts	1,270,374
Realized loss on options	(14,529,293)
Realized gain on swap contracts	66,159
Realized loss on foreign currency transactions	(405,899)
Net change in unrealized depreciation on futures contracts	(1,441,169)
Net change in unrealized depreciation on foreign currencies	(62,200)
Purchases of long-term investments	(651,288,717)
Proceeds from disposition of long-term investments	691,463,949
Premium for written options	7,917
Cash deposits with brokers for futures contracts	244,731
Change in premium for swap contracts	1,648
Change in payable to broker — variation margin	(18,989)
Change in receivable/payable for open forward currency contracts	62,072
Change in payable on swap contracts	(2,997)
Net Cash Provided by Operating Activities	54,574,355
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(15,581,335)
Paydown on loan	(40,000,000)
Net Cash Used by Financing Activities	(55,581,335)
NET DECREASE IN CASH	(1,006,980)
Cash, beginning of year	1,008,671
Cash, end of year	$1,691
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$86,797,093
Accretion of discount on investments	(1,258,242)
Amortization of premium on investments	184,879
Increase in investments, at value	(48,534,043)
Decrease in swaps, at value	69,545
Increase in payable for securities purchased	24,189,244
Decrease in interest and dividends receivable	2,252,355
Decrease in premium for written options	(12,250)
Decrease in premium for written swaps	1,648
Decrease in interest payable for open swaps contracts payable	(2,997)
Increase in receivable for securities sold	(9,778,674)
Decrease in receivable for open forward currency contracts	62,072
Decrease in payable to broker — variation margin	(18,989)
Decrease in deposits with brokers for futures contracts	244,731
Decrease in prepaid expenses	240,661
Increase in interest payable	106,094
Increase in accrued expenses	31,228
Total Adjustments	(32,222,738)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$54,574,355

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	25

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009	2008[1,2]	2008[1,3]	2007[1,3]	2006[1,3]	2005[1,3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.07	$11.20	$22.95	$21.15	$19.69	$18.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43	0.11	0.31	0.13	0.48	0.69
Net realized and unrealized gain (loss)	2.46	(0.96)	(8.85)	3.22	2.18	1.52
Total income (loss) from operations	2.89	(0.85)	(8.54)	3.35	2.66	2.21
Gain From Repurchase of Treasury Stock	—	—	—	—	—	0.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.28)	(0.20)	(0.01)	(0.55)	(0.98)
Net realized gains	—	—	(3.01)	(1.54)	(0.65)	(0.22)
Total distributions	(0.52)	(0.28)	(3.21)	(1.55)	(1.20)	(1.20)
NET ASSET VALUE, END OF YEAR	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69
MARKET PRICE, END OF YEAR	$10.35	$7.73	$9.07	$19.88	$18.19	$17.19
Total return, based on NAV [4,5]	29.52%	(7.43)%	(42.09)%	16.32%	13.89%	12.34%
Total return, based on Market Price Per Share[5]	42.02%	(11.44)%	(44.95)%	18.22%	13.24%	6.85%
NET ASSETS, END OF YEAR (000s)	$372,888	$301,672	$335,588	$687,760	$633,888	$637,654
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.59%	3.10%[6]	2.72%	3.03%[7]	3.13%	2.45%
Gross expenses, excluding interest expense	1.31	1.70 [6]	1.46	1.42 [7]	1.33	1.23
Net expenses	1.59	3.10 [6]	2.72 [8]	3.03 [7,9]	3.13 [9]	2.45
Net expenses, excluding interest expense	1.31	1.70 [6]	1.46 [8]	1.42 [7,9]	1.33 [9]	1.23
Net investment income	3.90	6.74 [6]	1.73	0.60	2.33	3.55
PORTFOLIO TURNOVER RATE	135%[10]	8%	169%[10]	180%	193%	64%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$60,000	$100,000	$145,000	$170,000	$220,000	$220,000
Asset Coverage for Loan Outstanding	721%	402%	331%	505%	388%	390%
Weighted Average Loan (000s)	$66,192	$123,361	$168,497	$181,370	$220,000	$220,000
Weighted Average Interest Rate on Loans	1.44%	3.35%	3.89%	5.67%	5.26%	3.54%

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2009 Annual Report

1         Per share amounts have been calculated using the average shares method.

2         For the period November 1, 2008 through December 31, 2008.

3         For the year ended October 31.

4         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         Annualized.

7         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

8         The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

9         Reflects fee waivers and/or expense reimbursements.

10    Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2009 and 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based

28	LMP Capital and Income Fund Inc. 2009 Annual Report

on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Consumer discretionary	$ 24,932,185	$ 11,618,768	—	$ 36,550,953
Other common stocks	272,390,465	—	—	272,390,465
Convertible preferred stocks	—	22,077,080	—	22,077,080
Preferred stocks	4,361,488	—	—	4,361,488
Asset-backed securities	—	4,629,481	$35	4,629,516
Collateralized mortgage obligations	—	8,142,523	—	8,142,523
Convertible bond & note	—	5,809,375	—	5,809,375
Corporate bonds & notes	—	24,597,844	—	24,597,844
Mortgage-backed securities	—	14,901,799	—	14,901,799
U.S. government & agency obligations	—	14,665,964	—	14,665,964
U.S. treasury inflation protected securities	—	1,421,372	—	1,421,372
Warrants	—	949	0	949
Total long-term investments	$301,684,138	$107,865,155	$35	$409,549,328
Short-term investments†	—	37,606,000	—	37,606,000
Total investments	$301,684,138	$145,471,155	$35	$447,155,328

LMP Capital and Income Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$ (7,656)	—	—	$ (7,656)
Futures contracts	(15,025)	—	—	(15,025)
Total other financial instruments	(22,681)	—	—	(22,681)
Total	$301,661,457	$145,471,155	$35	$447,132,647

†    See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS CONSUMER DISCRETIONARY	ASSET- BACKED SECURITIES	CORPORATE BONDS & NOTES	WARRANTS	TOTAL
Balance as of December 31, 2008	$ 1	—	$ 70,716	$ 0	$ 70,717
Accrued premiums/discounts	—	—	(107)	—	(107)
Realized gain/(loss)[1]	(498,493)	—	(5,107)	—	(503,600)
Change in unrealized appreciation (depreciation)[2]	498,492	—	22,792	—	521,284
Net purchases (sales)	—	—	(88,294)	—	(88,294)
Net transfers in and/or out of Level 3	—	$35	—	—	35
Balance as of December 31, 2009	—	$35	—	$ 0	$ 35
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31,2009[2]	—	—	—	—	—

1     This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2     This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the

30	LMP Capital and Income Fund Inc. 2009 Annual Report

market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures variation margin is not settled

LMP Capital and Income Fund Inc. 2009 Annual Report	31

Notes to financial statements continued

daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

32	LMP Capital and Income Fund Inc. 2009 Annual Report

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

LMP Capital and Income Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

34	LMP Capital and Income Fund Inc. 2009 Annual Report

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

LMP Capital and Income Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities

36	LMP Capital and Income Fund Inc. 2009 Annual Report

are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy for the fiscal year 2009, the Fund will seek to maintain a consistent quarterly distribution level stated as a fixed percentage of its December 31, 2008 net asset value per share. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and may constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(p) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund does not anticipate being subject to an excise tax for the calendar year 2009.

LMP Capital and Income Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(115,414)	$115,414

(a)       Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of income from partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

38	LMP Capital and Income Fund Inc. 2009 Annual Report

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$430,592,401	$244,885,560
Sales	481,148,745	221,070,018

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 27,607,937
Gross unrealized depreciation	(10,159,355)
Net unrealized appreciation	$ 17,448,582

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90 Day Eurodollar	2	6/10	$ 493,959	$ 496,600	$ 2,641
90 Day Eurodollar	18	9/10	4,423,444	4,450,500	27,056
90 Day Eurodollar	11	12/10	2,703,773	2,707,925	4,152
U.S. Treasury 10-Year Notes	20	3/10	2,348,979	2,309,062	(39,917)
U.S. Treasury 30-Year Bonds	37	3/10	4,448,917	4,268,875	(180,042)
					(186,110)

LMP Capital and Income Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
U.S. Treasury 5-Year Notes	94	3/10	$10,923,069	$10,751,984	$ 171,085
Net unrealized loss on open futures contracts					$ (15,025)

During the year ended December 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2008	28	$ 20,167
Options written	33,330	16,066,612
Options closed	(33,310)	(16,059,857)
Options exercised	(14)	(16,037)
Options expired	(20)	(2,968)
Written options, outstanding December 31, 2009	14	$ 7,917

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$204,934	—	$204,934

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 7,656	—	$ 7,656
Futures contracts[2]	219,959	—	219,959
Total	$227,615	—	$227,615

1       Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

40	LMP Capital and Income Fund Inc. 2009 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Purchased options	$ (16,721)	—	—	$ (9,620,263)	—	$ (9,636,984)
Written options	30,963	—	—	(4,923,272)	—	(4,892,309)
Futures contracts	1,270,374	—	—	—	—	1,270,374
Swap contracts	93,516	—	$(27,357)	—	—	66,159
Forward foreign currency contracts	—	$105,555	—	—	—	105,555
Total	$1,378,132	$105,555	$(27,357)	$(14,543,535)	—	$(13,087,205)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK		FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 73,019		—	—	—	$ 73,019
Futures contracts	(1,441,169)		—	—	—	(1,441,169)
Swap contracts	(88,488)		—	$18,943	—	(69,545)
Forward foreign currency contracts	—		$(62,072)	—	—	(62,072)
Total	$(1,456,638)		$(62,072)	$18,943	—	$(1,499,767)

During the year ended December 31, 2009, the Fund had average market values of $676,204, $4,551,298, $6,474,430, $8,525,550, $35,593,836 and $3,103,386 in purchased options, written options, forward foreign currency contracts to buy, forward foreign currency contracts to sell, futures contracts to buy and futures contracts to sell, respectively, average notional balances in interest rate swap contracts of $249,000, average notional balances of $18,462 and $23,077 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives

LMP Capital and Income Fund Inc. 2009 Annual Report	41

Notes to financial statements continued

counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000. This agreement was amended on December 16, 2009 and will terminate on December 15, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.15%, on the unutilized portion of the loan. For the period January 1, 2009 to December 16, 2009 the Fund paid a quarterly facility fee at an annual rate of 0.20% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2009 was $940,927. For the year ended December 31, 2009, the Fund incurred a commitment fee in the amount of $357,532. For the year ended December 31, 2009 the Fund had an average daily loan balance outstanding of $66.2 million and the weighted average interest rate was 1.44%. At December 31, 2009 the Fund had $60,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. During the year ended December 31, 2009, no shares of common stock have been repurchased under this program.

7. Subsequent distribution

On February 16, 2010, the Fund’s Board declared a quarterly distribution of $0.13 per share payable on March 26, 2010 to shareholders of record on March 19, 2010.

42	LMP Capital and Income Fund Inc. 2009 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$15,581,335	$8,389,950

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,015,221
Capital loss carryforward*	(200,458,531)
Other book/tax temporary differences(a)	(5,845,569)
Unrealized appreciation/(depreciation)(b)	17,433,801
Total accumulated earnings / (losses) — net	$(186,855,078)

*            As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$ (51,940,897)
12/31/2016	(26,544,566)
12/31/2017	(121,973,068)
$(200,458,531)

These amounts will be available to offset any future taxable capital gains.

(a)         Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)        The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of limited partnership investments.

LMP Capital and Income Fund Inc. 2009 Annual Report	43

Report of independent registered public accounting firm

The Board of Directors and Shareholders

LMP Capital and Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from November 1, 2008 to December 31, 2008 and for the year ended October 31, 2008, the statement of cash flows for the year then ended, and the financial highlights for the year ended December 31, 2009 and for the period from November 1, 2008 to December 31, 2008 and the four-year period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Capital and Income Fund Inc. as of December 31, 2009, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2010

44	LMP Capital and Income Fund Inc. 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Capital and Income Fund Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London,” and with ClearBridge and Western Asset, collectively, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. ClearBridge also made a presentation to the Board at the Contract Renewal Meeting regarding its sub-advisory services to the Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided by each of the Manager and Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

LMP Capital and Income Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) continued

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager, Western Asset and ClearBridge at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and ClearBridge and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by Western Asset London. The Board also considered the brokerage policies and practices of the Manager and ClearBridge, the standards applied in seeking best execution, the policies and practices of the Manager and ClearBridge regarding soft dollars, the use of a broker affiliated with the Manager or ClearBridge, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent

46	LMP Capital and Income Fund Inc.

provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged income and preferred stock closed-end funds, as classified by Lipper, regardless of asset size. The number of funds in the Performance Universe for the 1-, 3- and 5-year periods ended June 30, 2009 ranged from twenty-six to twenty-nine funds, including the Fund. The Board noted that it had received and discussed with the Manager, ClearBridge and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked in the fourth quintile of the funds in the Performance Universe but that the Fund’s performance for each of the 3- and 5-year periods ended such date was ranked in the second quintile of the funds in the Performance Universe. In evaluating the Fund’s performance, the Board considered that responsibility for management of the equity portion of the Fund’s investment portfolio was assigned to a new portfolio management team in August 2009. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms. The Board gave significant weight to the Fund’s consistent record of distributions to shareholders even in challenging market conditions.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period of one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to ClearBridge and Western under their Sub-Advisory Agreements with the Manager are paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Advisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

LMP Capital and Income Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) continued

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and nineteen other leveraged income and preferred stock closed-end funds, as classified by Lipper. The Expense Universe funds had average net common share assets ranging from $50.1 million to $2.076 billion. Nine of the funds in the Expense Universe were larger than the Fund and ten were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee was ranked in the third quintile of the funds in the Expense Universe and, whether compared on the basis of common share assets only or on the basis of both common share and leveraged assets, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked in the fourth quintile of the funds in the Expense Universe. The Fund’s total expenses were ranked in the fifth quintile of the funds in the Expense Universe, whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Manager noted that although the Fund decreased its leverage significantly during the period, it still was subject to a substantial commitment fee on the unused portion of its borrowing arrangement. Moreover, the Fund was required to pay an excise tax. Lastly, the Manager noted that the Fund’s expense ratio had been adversely affected by a decrease in its assets.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences

48	LMP Capital and Income Fund Inc.

between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in the management of these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisers’ fees are paid by the Manager in the case of ClearBridge and Western Asset and by Western Asset in the case of Western Asset London. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had decreased by 21 percent over the period covered by the analysis. The profitability of the Fund was not regarded by the Board as excessive in light of the nature, scope and overall quality of such services.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the

LMP Capital and Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) continued

opportunity to obtain research services from brokers who effect Fund portfolio transactions, and did not regard these benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

50	LMP Capital and Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Capital and Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Co. (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LMP Capital and Income Fund Inc.	51

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

52	LMP Capital and Income Fund Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director and Non-Executive Chairman of the Board (since December 1, 2009) of Associated BanCorp (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LMP Capital and Income Fund Inc.	53

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunals, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA*
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

*	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54	LMP Capital and Income Fund Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

LMP Capital and Income Fund Inc.	55

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

56	LMP Capital and Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on February 27, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEES	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD
Carol L. Colman	24,292,431	941,365
Daniel P. Cronin	24,270,808	962,988
Paolo M. Cucchi	24,274,859	958,937

At December 31, 2009, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M, Cucchi the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

LMP Capital and Income Fund Inc.	57

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

LMP Capital and Income Fund Inc.	59

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

60	LMP Capital and Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	3/20/2009	6/19/2009	9/18/2009	12/18/2009	Average Percentage for Calendar
Payable date:	3/27/2009	6/26/2009	9/25/2009	12/28/2009	Year 2009
Ordinary income:
Qualified dividend income for individuals	62.40%	57.03%	59.47%	59.47%	N/A
Dividends qualifying for the dividends received deduction for corporations	54.20%	45.46%	48.05%	48.05%	N/A
Interest from federal obligations	10.28%	1.06%	1.64%	1.64%	3.65%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

LMP Capital and Income Fund Inc.	61

LMP Capital and Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	ClearBridge Advisors, LLC
Chairman
William R. Hutchinson	Western Asset Management Company
Riordan Roett
Jeswald W. Salacuse	Western Asset Management Company Limited

Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer

Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Robert I. Frenkel	New York, New York 10038
Secretary and Chief Legal Officer

Thomas C. Mandia	Independent registered public accounting firm
Assistant Secretary	KPMG LLP
345 Park Avenue
Albert Laskaj	New York, New York 10154
Controller

Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
LMP Capital and Income Fund Inc.	New York, New York 10017
55 Water Street
New York, NY 10041
New York Stock Exchange Symbol
SCD

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•    Information we receive from you on applications and forms, via the telephone, and through our websites;

•    Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•    Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP CAPITAL AND INCOME FUND INC.

55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102. (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD03548 2/10 SR10-1042

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $125,500 in 2008 and $33,250 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $9 in 2009. These services consisted of procedures performed in connection with procedures performed in connection with the agreed upon procedures for the calculations pursuant to the revolving credit and security agreement as of January 25, 2007 for the LMP Capital and Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Capital and Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $6,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Capital and Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Capital and Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and inancial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Capital and Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Capital and Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Capital and Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  LMP Capital and Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved

(not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Capital and Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Western Asset Management Company and Western Asset Management
Company Limited (together, “Western Asset” or the “Firm”) Proxy Voting
Policy

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.  Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.  Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.  Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Hersh Cohen Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009	Co-portfolio manager of the fund; Chief Investment Officer, Managing Director and Senior Portfolio Manager with ClearBridge;Mr. Cohen has over forty years of investment industry experience.

Peter Vanderlee Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has ten years of investment management experience and twelve years of related investment experience.

Michael Clarfeld Clearbridge 620 Eighth Avnue New York, NY 10018	Since 2009	Co-portfolio manager of the fund; Director and Portfolio Manager with ClearBridge Advisors. Mr. Clarfeld has ten years of investment management experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	108 registered investment companies with $184.3 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management *	832 Other accounts with $190.2 billion in total assets under management**

Stephen A. Walsh ‡	108 registered investment companies with $184.3 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner ‡	5 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management	2 Other accounts with $0.1 million in total assets under management

Jeffrey Van Schaick ‡	5 registered investment Companies with $1.4 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management***	19 Other accounts with $6.2 billion in total assets under management****

Hersh Cohen	5 registered investment Companies with $8.0 billion in total assets Under management	1 Other pooled investment vehicle with $0.08 billion in assets under management	13,920 Other accounts with $3.26 billion in assets under management

Michael Clarfeld	3 registered investment Companies with $3.1 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	8,188 Other accounts with $1.3 billion in assets under management

Peter Vanderlee	3 registered investment Companies with $3.1 billion in total assets Under management	0 Other pooled investment vehicles with $0 billion in assets under management	8,252 Other accounts with $1.3 billion in assets under management

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (Western Asset)

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest (Western Asset)

Conflicts of Interest

The manager, subadviser and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Compensation (ClearBridge Advisors)

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients.

Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridgemanaged funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Jeffrey D. Van Schaick	A
Hersh Cohen	A
Michael Clarfeld	D
Peter Vanderlee	C

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	March 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	March 3, 2010